Ubrandit.com:  Form 8-K, October 31, 2001, Page 1 of 3
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:   October 31, 2001

                                  UBRANDIT.COM

Nevada                             001-15683                    880381646
------------------------------------------------------------------------------

State of Incorporation      Commission File Number             IRS Employer
                                                             Identification No.



Street:                             6405 Mira Mesa Blvd., Suite 100

City:                               San Diego

State:                              California

Zip Code:                           92121


Registrant's telephone number:      (619) 350-9566

Address After October 31, 2001:

Street:                             4001 South 700 East, Suite 850

City:                               Salt Lake City

State:                              Utah

Zip Code:                           84107


Registrant's telephone number:      (801) 924-6800




Ubrandit.com Form 8-K October 31, 2001, Page 1 of 3

Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous Independent Accountants.
      (i) On October 24, 2001, the independent accountants for Ubrandit.com (the "Registrant"), BDO Seidman, LLP, resigned.
      (ii) The report of BDO Seidman LLP on the financial statements for the past fiscal year included in the Registrant's Form 10-K for the year ended September 30, 2000 contained no adverse opinion or disclaimer of opinion, and such report contained a modification regarding substantial doubt of the Registrant's ability to continue as a going concern.
      (iii) The Registrant's Audit Committee participated in and approved the new independent accountants.
      (iv) In connection with the audit for the most recent fiscal year and through October 24, 2001, there have been no disagreements with BDO Seidman, LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure of the nature presented in Item 304(a)1(iv) of Securities and Exchange Commission Regulation S-K, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP, would have caused them to make reference thereto in their report on the financial statements for such year.
      (v) During the most recent fiscal year and through October 24, 2001, there have been no reportable events as defined in Item 304(a)1(v) Regulation S-K of Securities and Exchange Commission.
      (vi) The Registrant has requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 31, 2001, is filed as Exhibit 16 on this Form 8-K.
(b) New Independent Accountants.
      (i) The Registrant engaged Tanner + Co. as its new independent accountants as of October 31, 2001. The Registrant did not consult with Tanner + Co. on any matters prior to their retention.

(c) Item 7 Exhibits.

16. Letter of BDO Seidman, LLP, dated October 31, 2001, regarding the disclosure contained in Item 4(a) of this report on Form 8-K.

Item 9.  Regulation FD Disclosure (other information).
The Company deems the following information to be filed. The information hereby set forth will appear on any subsequent filings. The Company has determined to change its principal executive office to Salt Lake City, Utah, effective on or about November 1, 2001. The Company is therefore closing its former office in San Diego on or about October 31, 2001. The new principal executive office address with telephone number, effective November 1, 2001, is:
         Ubrandit.com
         4001 South 700 East, Suite 850
         Salt Lake City, Utah 84107
         Telephone: (801) 924-6800
         Fax: (801) 924-6868

Ubrandit.com Form 8-K October 31, 2001, Page 2 of 3

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Ubrandit.com
                                            Registrant


                                            /s/ Roger Royce
                                           ----------------------
                                            Roger Royce
                                            Chairman of the Board and
                                            Chief Executive Officer
Date:  October 31, 2001













Ubrandit.com Form 8-K October 31, 2001, Page 3 of 3